UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT  |  September 30, 2018

COVE STREET CAPITAL
SMALL CAP VALUE FUND

Ticker: CSCAX  |  Cusip: 56166Y875

COVE STREET CAPITAL	Funds

www.CoveStreetFunds.com

Letter to Shareholders (unaudited)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

DEAR FELLOW
SHAREHOLDER,

This writing constitutes our “Annual Letter” in terms of the mutual fund reporting industry, but since we write extensive quarterly letters to our partners, we tend to step back a bit in this piece and review our purpose and reinforce our value proposition as we see it.

But first, to please the compliance Gods, we will once again discuss our performance for the quarter and for our fiscal year ending September 30, 2018.

We were pleased with our absolute performance and our performance relative to the Russell 2000® and the Russell 2000® Value this quarter, but we still have ground to make up after being in performance “wilderness” for most of this fiscal year and the better part of 18 months. It always remains a mystery as to why Stock X appreciates by 60% in October vs September vs simply humming along by 5% a month, but as any modestly seasoned investor knows – timing can be problematic in the short run. To summarize what we have done more recently, we bought more of what we owned that hadn’t worked yet, we did not lose patience in stocks where the fundamentals are intact and management is on the case.  And voila, some rewards came our way. We continue to see positive results on a relative basis early in the fourth calendar quarter, but losing less money than the market is not as fun as making actual money for our clients.

—

WHAT HAPPENED (CSCAX) — (%) Year Ending September 30, 2018

TOP 5 CONTRIBUTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
WESCO AIRCRAFT HOLDINGS	3.9	26.3	2.3
GTT COMMUNICATIONS	3.3	37.2	1.8
NOW INC	1.9	69.4	1.8
PANDORA MEDIA	1.4	93.7	1.6
AVID TECHNOLOGY	4.2	30.6	1.4

TOP 5 DETRACTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
GP STRATEGIES	4.3	-45.4	-2.7
TUPPERWARE BRANDS	3.1	-36.3	-1.9
TEGNA IN	4.4	-17.1	-0.8
AMERICAN VANGUARD CORP	3.2	-21.4	-0.8
CHEROKEE	0.5	-73.5	-0.8

The Contributors and Detractors measure the top five and bottom 5 contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period. Excludes cash and accrued income.

—

Starting with some of the names that did well over the trailing 12 months, Wesco Aircraft Holdings (Ticker: WAIR) which distributes aerospace bearing products and provides supply chain management services to the aerospace industry in North America and internationally. The Company’s new CEO has had to unwind the previous CEO’s operational mistakes while attempting to solve poor execution issues in their ad hoc business. Company margins have been hurt in the short-term. Through our additional due diligence, our research indicates that Wesco’s core business is intact and customers are still beholden to the services Wesco provides with several mentioning to us that they are just waiting for operational issues to be resolved before giving more work to Wesco. This past quarter showed improvement in customer satisfaction and revenue traction that has not been seen over the past year. These positive indicators as well as our own research leads us to expect continued operational improvement and additional potential upside going forward.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Letter to Shareholders (unaudited)

GTT Communications (Ticker: GTT) is a provider of cloud networking services and broadband connectivity to multinational enterprises and government customers. Increasing margins due to ownership of physical infrastructure assets, combined with a low capital intensity service/integration business create an interesting hybrid model that is poised to grow well in a world of ever-expanding international interconnectedness. A large purchase of European infrastructure boosted the stock, with GTT attaining an expanded multiple thanks to expectations that the physical infrastructure will help drive higher margin growth. With management continuing to execute on its robust acquisition and integration strategy, the Company’s performance continued to outpace expectations, driving the stock higher. We trimmed our position a bit given the increased speed with which their mergers and acquisitions (M&A) strategy is moving.

We had extremely quick success with picking a bottom at NOW (Ticker: DNOW), which provides logistics and other services to oil field operators, industrial companies, and refiners through its network of 285 service office locations. The Company also distributes maintenance, repair, and overhaul (MRO) products to the same customer base. The Company spun out from National Oilwell Varco (Ticker: NOV) over four years ago, and we waited patiently for a price that gave us adequate margin of safety. The Company has a strong market position, an unlevered balance sheet and a core management team that focuses on return on capital. The oil rally of the past year has reinvigorated DNOW’s customer base, with new rigs coming online and, more importantly, the completion of existing drilled wells increasing from prior anemic levels. These events have helped DNOW turn profitable, with our research indicating that plenty of upside to margins remains from current levels.

The leading detractor was GP Strategies (Ticker: GPX) which is a global provider of training and e-Learning solutions. Earlier this year they announced the termination of an oil and gas contract, which to our knowledge (that extends back to a first purchase in the stock in the mid-single digits) is the first “termination” of its kind. There was a single digit million-dollar write-off and a very serious reconsideration of what it takes to succeed legally in this business in the Middle East. They have struggled the last two years with building an appropriate infrastructure for the next phase of long-term growth, which includes management changes, and restructuring charges. GPX continues to have a long runway for growth as it wins an incrementally higher percentage of its customers’ training dollars and makes acquisitions in a very fragmented market. Given the low capital intensity of the business, GPX should continue to generate impressive returns on capital as it grows. We consider GPX a classic “Buffett compounder” and as such, we added to our position during the recent stock price weakness.

Tupperware Brands (Ticker: TUP) remains the statistically cheapest stock we own, with arguably some of the best operating metrics we own, with the exception of the topline. New CEO Tricia Stitzel can say what she wants, but she stepped into an onslaught of negative currency moves and severe weakness in two of the Company’s largest markets, Brazil and Indonesia. While we would have—and did to some degree—bet that the Company would be put up for sale after the retirement of long-term CEO Rick Goings, it has not been.  As suggested by the numerous calls we have had with former employees, Ms. Stitzel has a lot of wood to chop to bring the Tupperware back office, supply chain, and technology up to modern standards with a big possible payoff. We had the opportunity to spend more than 2 hours with Ms. Stitzel at the Orlando headquarters…in August…and came away confident that the Company understands where it needs to invest and that the C-suite has a sense of urgency. That said, progress is likely to be slow. They are essentially paying out 90% of their free cash flow to deliver an 8% dividend yield, but we watch the trends carefully.

Now that we have addressed some specific names that impacted performance, I’d like to take a step back and recap our approach to investing and the Classic Value Small Cap strategy specifically. We are classic value investors in the tradition of Ben Graham and Warren Buffett, seeking superior long-term performance through the purchase of securities selling at prices materially below our estimate of intrinsic value. This process of “winning by not losing” helps to preserve capital from permanent loss (as distinguished from “quotational risk”) and can put us on the correct side of the mathematics of compounding.

The Fund mirrors Cove Street Capital’s Classic Value | Small Cap strategy, which in proper verbiage is a “concentrated strategy that applies a fundamental, bottom-up stock selection process to a universe of approximately 3,600 U.S. companies with a market capitalization below $5 billion, as well as a relevant universe of non-U.S. companies.” The portfolio generally holds 30 to 39 stocks. I am the Portfolio Manager and am responsible for the final portfolio decision. I am 56 years old, have been in the investment business since graduating college, and remain utterly absorbed in the endeavor much to the chagrin of my social life and 28-year marriage. Sector weightings are a result of the bottom-up approach, and no attempts are made in any way to replicate an easily available index. Employees at the firm, my partners, myself, and our extended families are multi-seven figure investors in the fund—we are on the same ship together.

And no one on the ship enjoys paying more fees than are, in any way, necessary. Our management fee is 0.85% on assets, and everything else is administrative—fees which can be substantial on smaller funds. For much of our past, we capped fees to investors and absorbed the overage from our management fee. Our current expense ratio is 1.16% for the year ended September 30, 2018.* More assets have helped lower fees, but over the past few years we have proactively eliminated all the bells and whistles that frankly always seemed unnecessary but were deemed “conventional” at our origin. We have gotten older, wiser, and more discriminating. We are less interested in being universally popular and available, and more interested in working with long-term partners that travel with us on our quest to deliver value. This is a small cap value fund and to paraphrase Ted Williams, our job is to try to generate the best returns, not to be the biggest, most widely-distributed fund.

Letter to Shareholders (unaudited)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

And speaking of which, you might have noticed some financial press about “index funds and ETFs.” From the enlightened height of our own self-interest, and also in yours, we would like to note the following. The more liquid, efficient, and broadly disseminated an asset class, the more it should be indexed. The larger your assets, the more you should consider indexing. The less you pay attention, the more you should index. Small cap value as an asset class is simply full of thousands of companies, many of which receive little attention. Our ability to find something special is more probable if we turn over a lot of rocks which are infrequently turned. Your Fund remains small-ish—therefore we can take advantage of big firms’ fears of liquidity. Often we find ourselves trying to talk management teams out of doing something stupid in regard to “creating liquidity so big firms can trade.” Wall Street research was always bad—but at least it was a marketing tool for companies to let possible investors know of their existence. Sell-side firms continue to fold like wet toilet paper, and one existing firm recently banned the purchase of “stocks selling for under $5 or less than a $300mm market cap.” We continue to see a very reasonable environment for our efforts, although if present trends continue, we may be the last fund standing!

We would also venture to opine that the process of picking your significant other or your favorite ice cream is slightly more discriminating than “any one will do”. You love Jaime and Caramel Crunch—not just people and ice cream. We similarly think conscious discrimination in favor of better and/or cheaper is entirely doable as the weighing machine always beats the voting machine. The more that people just blindly buy a pool of assets without discriminating, the more value there is to be added by discriminating.

Our ability to differentiate also enables us to potentially add value with every dollar that comes through our door. We buy what we view as our best values with new money—an index fund inherently buys everything in the index every day, with an emphasis on the relative size of a company in the index, a process that suggests buying what HAS done well, rather than what can do well. So if you are reading this, our guess is that you tend to agree—but a little reminder never hurts.

We recognize that the mix of our shareholders contains a fair number of taxable accounts, and we do everything intelligently possible to minimize our realized gains. But sometimes we simply run out of losses to take and allocate against our gains, and sometimes takeovers close before our fiscal year-end or before they go long-term. We try. Our 2018 capital gains rate per share is $0.04073 short-term and $0.97476 long-term paid on November 12, 2018.**

Our view of the upcoming year remains remarkably similar to that of most years, and thus you won’t mind if we repeat it. We come in the office looking for inefficiencies within public stock markets that we can attempt to take advantage of. Inefficiencies come from fairly obvious and consistent places that have remained remarkably unchanged over decades:

—	Fears of the short-term;

—	The inability of large funds to practically take positions in smaller companies;

—
The difficulty of structuring an organization in a way that compensates its people to do actual research into smaller companies...and be willing to hold these companies in the face of short-term issues and in sufficient size in order to make a difference.

Our “edge” is simple:

We do not employ group decision-making—investment people contribute—PM makes final call.
We do not attempt to mimic indices or the portfolios or holdings of other well regarded money managers.
We do not adhere to an over-diversification policy that inevitably inhibits performance.
We will limit assets under management.
We record our decision process and build an honest intellectual history of our decision-making.
We have a culture dedicated to meritocracy and continuous improvement.

We are sure that the upcoming year will have more surprises in store, and the world is full of known unknowns, many of which you are well aware. The financial world improbably has held up well in the face of political weirdness, rising interest rates and less liquidity, awful economic policy and historically high valuations. Blending Herbert Stein and Lord Keynes, if it can’t go on forever it won’t.  But it certainly has gone on a LOT longer than we would have thought and being positioned “conservatively” hasn’t helped us a bit over the last few

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Letter to Shareholders (unaudited)

years. But to quote an old associate of an old holding – Tom Gaynor, the CIO of Markel Corp -(ok he is my age) from a speech he gave years ago and I cribbed this part of it:

“Endless concern about what might go wrong though keeps you from acting in a positive and productive manner. If interest rates go up, that won’t do equities any favor. I just think it will hurt them less than the alternatives. Companies can and will adapt to inflationary and deflationary episodes. The ability to pass through whatever costs that exist, and the values of brands, and distribution networks make equities a dynamic, and a currency change protected security more so than anything else I can come up with right now.”

That’s not a bad description of our view of the world. We do what we do: look at what Mr. Market offers us, research the hell out of possible opportunities, pass on most of them.  Then when we pick our spots, we try to buy them with conviction and in size.

Going forward, more of the same. We appreciate your continued partnership and are firmly convinced things are on track as it relates to Cove Street and the management of your capital.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

*Current Expense Ratio is the actual year-to-date net expense ratio, rather than historical, as of the last day of the month as calculated by the Fund Administrator. Gross expense ratio is applicable to investors. As of the fund prospectus dated 01/28/18, the Fund’s gross expense ratio is 1.22%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index. Buying with a “margin of safety,” a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price. Free cashflow is a measure of financial performance calculated as operating cashflow minus capital expenditures. Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price, represented as a percentage. Return on capital is a profitability ratio that measures the return that an investment generates for capital contributors such as stockholders.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

**Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

CSCAX — Institutional Class Performance (unaudited)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

—

RATES OF RETURN (%) as of September 30, 2018

—

VALUE OF $10,000 INVESTMENT — as of September 30, 2018

(1)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an index.

(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

*
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

Returns for periods greater than one year are annualized.
Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Expense Example — September 30, 2018 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(1)
	(4/1/18)	(9/30/18)	4/1/18 to 9/30/18

Institutional Class Actual(2)	$1,000.00	$1,085.40	$6.06

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.25	$5.87

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended September 30, 2018 of 8.54%.

Holdings Presentation (unaudited)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

—

SECTOR ALLOCATION(1) — (% of net assets) as of September 30, 2018

—
TOP TEN HOLDINGS(1) — (% of net assets) as of September 30, 2018

E.W. Scripps, Class A	6.7%
ViaSat	5.6%
Avid Technology	4.4%
Heritage-Crystal Clean	4.1%
Millicom International Cellular	4.1%
Tupperware Brands	4.1%
UFP Technologies	4.0%
TEGNA	4.0%
GP Strategies	4.0%
GTT Communications	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Schedule of Investments — September 30, 2018

COMMON STOCKS - 94.1%	Shares	Value
CONSUMER DISCRETIONARY - 23.7%#
Belmond, Class A *	280,170	$5,113,102
Carrols Restaurant Group *	187,600	2,738,960
Cherokee * (a)	236,967	145,545
E.W. Scripps, Class A	600,000	9,900,000
EVINE Live *	890,000	1,023,500
Pandora Media *	450,000	4,279,500
TEGNA	500,000	5,980,000
Tupperware Brands	180,000	6,021,000
		35,201,607

CONSUMER STAPLES - 3.9%
Smart & Final Stores *	340,000	1,938,000
Spectrum Brands Holdings	51,440	3,843,597
		5,781,597

ENERGY - 2.8%
NOW *	250,100	4,139,155

FINANCIAL SERVICES - 5.5%
Hallmark Financial Services *	357,149	3,928,639
INTL FCStone *	87,352	4,220,849
		8,149,488

HEALTH CARE - 6.6%
Capital Senior Living Corp. *	556,600	5,254,304
Patterson Companies	184,947	4,521,954
		9,776,258

MATERIALS & PROCESSING - 9.9%
American Vanguard	190,200	3,423,600
Compass Minerals International	79,500	5,342,400
UFP Technologies *	163,435	6,006,236
		14,772,236

PRODUCER DURABLES - 23.2%
Actuant, Class A	100,000	2,790,000
Colfax *	130,000	4,687,800
CSW Industrials *	71,540	3,841,698
Esterline Technologies Corp. *	41,000	3,728,950
GP Strategies *	350,100	5,899,185
Heritage-Crystal Clean *	288,300	6,155,205
Macquarie Infrastructure	96,500	4,451,545
Wesco Aircraft Holdings *	250,700	2,820,375
		34,374,758

See Notes to Financial Statements.

Schedule of Investments — September 30, 2018 (continued)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

COMMON STOCKS (continued) - 94.1%	Shares	Value
TECHNOLOGY - 18.5%
Avid Technology *	1,110,280	6,583,960
Great Elm Capital Group *	150,602	489,457
GTT Communications *	135,700	5,889,380
Millicom International Cellular	107,500	6,145,775
ViaSat *	130,000	8,313,500
		27,422,072

Total Common Stocks (Cost $121,016,336)		139,617,171

	PAR
CONVERTIBLE BOND - 0.6%
TECHNOLOGY - 0.6%
Avid Technology, 2.00%, 06/15/2020
Total Convertible Bond (Cost $866,146)	$1,000,000	904,973

SUBORDINATED NOTES - 3.4%
CONSUMER DISCRETIONARY - 3.4%#
Cherokee Notes 11.15% (3 month LIBOR + 8.75%), 11/02/2021 (b)(c)
Total Subordinated Notes (Cost $4,832,613)	5,142,857	5,027,143

	SHARES
WARRANTS - 0.5%
CONSUMER DISCRETIONARY - 0.5%#
Cherokee (expires 08/11/24) * (b)	59,241	43,838
Cherokee (expires 12/07/24) * (b)	177,778	131,556
Cherokee (expires 08/03/25) * (b)	711,429	526,458
Total Warrants (Cost $706,079)		701,852

SHORT-TERM INVESTMENT - 1.0%
The Government TaxAdvantage Portfolio, Institutional Class, 1.93% ^ (Cost $1,525,176)	1,525,176	1,525,176

TOTAL INVESTMENTS - 99.6% (Cost $128,946,350)		147,776,315
Other Assets and Liabilities, Net - 0.4%		617,979
Total Net Assets - 100.0%		$148,394,294

#	As of September 30, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 7 in Notes to Financial Statements
*	Non-income producing security
(a)
Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $145,545, which represents 0.1% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(b)
Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $5,728,995, which represents 3.9% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(c)	Variable rate security. The rate shown is the rate in effect as of September 30, 2018.
^	The rate shown is the annualized seven day effective yield as of September 30, 2018.

See Notes to Financial Statements.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Statement of Assets and Liabilities — September 30, 2018

ASSETS:
Investments, at value (Cost: $128,946,350)	$147,776,315
Receivable for investment securities sold	369,572
Receivable for capital shares sold	263,265
Dividends and interest receivable	201,609
Prepaid expenses	13,399
Total assets	148,624,160

LIABILITIES:
Payable for capital shares redeemed	24,883
Payable to investment adviser	104,868
Payable for fund administration & accounting fees	23,486
Payable for compliance fees	2,001
Payable for custody fees	2,896
Payable for transfer agent fees & expenses	30,200
Payable for trustee fees	3,015
Accrued expenses	38,517
Total liabilities	229,866

NET ASSETS	$148,394,294

NET ASSETS CONSIST OF:
Paid-in capital	125,605,490
Total distributable earnings	22,788,804
Net Assets	$148,394,294

Shares issued and outstanding(1)	3,955,678
Net asset value, redemption price and offering price per share(2)	$37.51

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase

See Notes to Financial Statements.

Statement of Operations — for the Year Ended September 30, 2018	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

INVESTMENT INCOME:
Dividend income	$980,038
Less: Foreign taxes withheld	(19,800)
Interest income	569,982
Total investment income	1,530,220

EXPENSES:
Investment adviser fees (See Note 4)	1,241,724
Transfer agent fees & expenses (See Note 4)	179,160
Fund administration & accounting fees (See Note 4)	136,679
Postage & printing fees	37,039
Federal & state registration fees	25,843
Custody fees (See Note 4)	17,383
Audit fees	16,501
Legal fees	12,120
Compliance fees (See Note 4)	11,995
Trustee fees	9,503
Other	6,645
Total Expenses	1,694,592

NET INVESTMENT LOSS	(164,372)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,780,853
Net change in unrealized appreciation on investments	2,989,030
Net realized and unrealized gain on investments	8,769,883

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,605,511

See Notes to Financial Statements.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Statements of Changes in Net Assets — September 30, 2018

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30, 2018	SEPTEMBER 30, 2017

OPERATIONS:
Net investment loss	$(164,372)	$(745,284)
Net realized gain on investments	5,780,853	5,793,515
Net change in unrealized appreciation on investments	2,989,030	5,307,282
Net increase in net assets from operations	8,605,511	10,355,513

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	23,269,663	45,154,877
Proceeds from reinvestments of distributions	3,568,831	1,345,861
Payments for shares redeemed	(30,264,001)	(27,506,515)
Redemption fees	6,139	4,341
Increase (Decrease) in net assets resulting from capital share transactions	(3,419,368)	18,998,564

DISTRIBUTIONS TO SHAREHOLDERS:	(4,186,440)	(1,620,808	)(1)

TOTAL INCREASE IN NET ASSETS	999,703	27,733,269

NET ASSETS:
Beginning of year	147,394,591	119,661,322
End of year	$148,394,294	$147,394,591	(2)

(1)	Includes net realized gain distribution of $1,620,808.
(2)	Includes accumulated undistributed net investment loss of $(48,259).

See Notes to Financial Statements.

Financial Highlights (for a Fund Share Outstanding Throughout the Years)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

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INSTITUTIONAL CLASS (CSCAX)

	YEAR ENDED SEPTEMBER 30,
	2018	2017	2016		2015	2014
PER SHARE DATA:
Net asset value, beginning of year	$36.49	$34.21	$31.66		$35.53	$36.53

Investment operations:
Net investment loss	(0.04)	(0.18)	(0.15	)(1)	(0.21)	(0.20)
Net realized and unrealized gain on investments	2.10	2.92	4.33		0.20	2.02
Total from investment operations	2.06	2.74	4.18		(0.01)	1.82

Less distributions:
From net realized gains	(1.04)	(0.46)	(1.63)		(3.86)	(2.82)
Total distributions	(1.04)	(0.46)	(1.63)		(3.86)	(2.82)
Paid-in capital from redemption fees	– (2)	– (2)	–	(2)	– (2)	– (2)

Net asset value, end of year	$37.51	$36.49	$34.21		$31.66	$35.53

TOTAL RETURN	5.92%	8.17%	13.63%		-0.57%	4.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$148.4	$147.4	$119.7		$18.4	$18.1

Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.16%	1.20%	1.38%		1.41%	1.34%
After expense waiver/recoupment	1.16%	1.20%	1.22%		1.40%	1.39%

Ratio of net investment loss to average net assets:
After expense waiver/recoupment	(0.11)%	(0.59)%	(0.45)%		(0.63)%	(0.45)%

Portfolio turnover rate	59%	48%	85%		107%	77%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.

See Notes to Financial Statements.

(This Page Intentionally Left Blank)

Notes to Financial Statements — September 30, 2018	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

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1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

—

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

 Security Valuation  – All investments in securities are recorded at their estimated fair value, as described in Note 3.

 Federal Income Taxes  – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2018, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended September 30, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

 Security Transactions, Income, and Distributions  – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2018, the Fund increased paid-in-capital by $1,398,503 and decreased total distributable earnings by $1,398,503. These adjustments were due to the use of equalization and a reclass of the Fund’s net operating loss.

 Use of Estimates  – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

 Allocation of Expenses  – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Notes to Financial Statements (continued) — September 30, 2018

 Illiquid or Restricted Securities  – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At September 30, 2018, the Fund had investments in illiquid securities with a total value of $5,874,540 or 4.0% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

SECURITY	SHARES/PAR	DATE ACQUIRED	COST BASIS

Cherokee Notes	$5,142,857	8/2018	$4,832,613
Cherokee	236,967	8/2017	$828,794
Cherokee Warrant (08/11/24)	59,241	8/2017	$171,207
Cherokee Warrant (12/07/24)	177,778	12/2017	$274,835
Cherokee Warrant (08/03/25)	711,429	8/2018	$260,037

—

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

 Equity Securities  – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

 Short-Term Investments  – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized

Notes to Financial Statements (continued) — September 30, 2018	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

in Level 1 of the fair value hierarchy.

 Debt Securities  – Convertible bonds and subordinated notes held by the Fund are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These bonds and notes are categorized in Level 2 of the fair value hierarchy. Due to market data not being readily available, the subordinated note may be valued using an income approach, as approved by the Board.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$139,471,626	$-	$145,545	$139,617,171
Convertible Bond	-	904,973	-	904,973
Subordinated Notes	-	5,027,143	-	5,027,143
Warrants	-	701,852	-	701,852
Short-Term Investment	1,525,176	-	-	1,525,176
Total Investments in Securities	$140,996,802	$6,633,968	$145,545	$147,776,315

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

INVESTMENTS IN SECURITIES
Balance as of September 30, 2017	$1,532,596
Accrued discounts/premiums	-
Realized losses	(445,895)
Change in net unrealized depreciation	(387,052)
Net sales	(554,104)
Transfers into and/or out of Level 3	-
Balance as of September 30, 2018	$145,545
Change in unrealized appreciation during the period for Level 3 investments held at September 30, 2018	$(395,332)

The Level 3 investments as of September 30, 2018, represented 0.1% of the Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Notes to Financial Statements (continued) — September 30, 2018

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of September 30, 2018:

SECURITY TYPE	FAIR VALUE AS OF SEPTEMBER 30, 2018	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	RANGE/WEIGHTED AVERAGE

Common Stocks	$145,545	Consensus Pricing	Discount for lack of marketability	17%

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4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

EXPIRATION	AMOUNT
October 2018 - September 2019	$93,256

Effective February 20, 2014, the Adviser has elected to forego the recoupment of waived fees in order to reduce the annual operating expense of the Fund. This election is voluntary, and the Adviser retains the right to recoup these previously waived expenses in the future, provided such recoupment occurs within thirty-six months of the time fees were originally waived.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Notes to Financial Statements (continued) — September 30, 2018	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

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5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

TRANSACTIONS IN SHARES:	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	SEPTEMBER 30, 2018	SEPTEMBER 30, 2017
Institutional Class:
Shares sold	654,908	1,284,949
Shares issued to holders in reinvestment of distributions	104,078	40,833
Shares redeemed	(842,667)	(784,576)
Net increase (decrease) in shares outstanding	(83,681)	541,206

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6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the year ended September 30, 2018, were as follows:

	PURCHASES	SALES
U.S. Government Securities	$-	$-
Other	$89,779,882	$82,364,118

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7.  SECTOR RISK

The consumer discretionary sector may be greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.
—

8. SUBSEQUENT EVENTS

On November 12, 2018, the Fund paid a short-term capital gain distribution of $159,352, or $0.04073 per share, and a long-term capital gain distribution of $3,813,652, or $0.97476 per share. Management has performed an evaluation of subsequent events through the date Financial Statements were issued and has determined that no additional items require recognition or disclosure.

—

9.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2018, the Fund’s most recently completed fiscal year-end, were as follows:

AGGREGATE GROSS	AGGREGATE GROSS	NET	FEDERAL INCOME
APPRECIATION	DEPRECIATION	APPRECIATION	TAX COST
$24,806,441	$(5,990,613)	$18,815,828	$128,960,487

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Notes to Financial Statements (continued) — September 30, 2018

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2018, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

UNDISTRIBUTED	UNDISTRIBUTED LONG-	OTHER ACCUMULATED	UNREALIZED	TOTAL ACCUMULATED
ORDINARY INCOME	TERM CAPITAL GAIN	LOSSES	APPRECIATION	EARNINGS
$159,332	$3,813,644	$-	$18,815,828	$22,788,804

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2018, the Fund did not defer any qualified late year losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

For the year ended September 30, 2018, the Fund paid the following distributions to shareholders:

	ORDINARY	LONG TERM
	INCOME*	CAPITAL GAINS	TOTAL
Amount in Dollars	$3,329,612	$856,828	$4,186,440
Amount per Share	$0.82884	$0.21329	$1.04213

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

For the year ended September 30, 2017, the Fund paid the following distributions to shareholders:

	ORDINARY	LONG TERM
	INCOME*	CAPITAL GAINS	TOTAL
Amount in dollars	$-	$1,620,808	$1,620,808
Amount per share	$-	$0.46381	$0.46381

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

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10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2018, Charles Schwab & Co., for the benefit of its customers, owned 35.41% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

TO THE SHAREHOLDERS OF COVE STREET CAPITAL SMALL CAP VALUE FUND AND
BOARD OF TRUSTEES OF MANAGED PORTFOLIO SERIES

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 20, 2018

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Additional Information (unaudited)

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

INDEPENDENT TRUSTEES

Leonard M. Rush, CPA	Lead	Indefinite Term;	38	Retired, Chief Financial	Independent Trustee, ETF
615 E. Michigan St.	Independent	Since April 2011		Officer, Robert W. Baird & Co.	Series Solutions (39 Portfolios)
Milwaukee, WI 53202	Trustee and			Incorporated (2000-2011).	(2012-Present);
Year of Birth: 1946	Audit				Director, Anchor Bancorp
	Committee				Wisconsin, Inc. (2011-2013)
Chairman

David A. Massart	Trustee and	Indefinite Term;	38	Co-Founder and Chief	Independent Trustee, ETF
615 E. Michigan St.	Valuation	Since April 2011		Investment Strategist,	Series Solutions (39 Portfolios)
Milwaukee, WI 53202	Committee			Next Generation Wealth	(2012-Present)
Year of Birth: 1967	Chairman			Management, Inc.
(2005-present).

David M. Swanson	Trustee	Indefinite Term;	38	Founder and Managing Principal,	Independent Trustee, ALPS
615 E. Michigan St.		Since April 2011		SwanDog Strategic Marketing,	Variable Investment Trust
Milwaukee, WI 53202				LLC (2006-present).	(10 Portfolios) (2006-Present);
Year of Birth: 1957					Independent Trustee,
RiverNorth Opportunities
Closed-End Fund (2015-Present)

INTERESTED TRUSTEE

Robert J. Kern*	Chairman,	Indefinite Term;	38	Retired, Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since January 2011		U.S. Bancorp Fund
Milwaukee, WI 53202				Services, LLC (1994-2018).
Year of Birth: 1958

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

Additional Information (unaudited) (continued)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

OFFICERS

Brian R. Wiedmeyer**	President and	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Since November 2018		Fund Services, LLC
Milwaukee, WI 53202	Executive Officer			(2005-present).
Year of Birth: 1973

Deborah Ward	Vice President, Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance Officer	Since April 2013		U.S. Bancorp Fund
Milwaukee, WI 53202	and Anti-Money			Services, LLC
Year of Birth: 1966	Laundering Officer			(2004-present).

Ryan L. Roell**	Vice President,	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer, and	Since November 2018		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal Financial			Services, LLC (2005-present).
Year of Birth: 1973	Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan St.		Since November 2017		U.S. Bancorp Fund
Milwaukee, WI 53202				Services, LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey & Kahn
S.C. (2012-2016).

Benjamin Eirich	Vice President and	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Assistant	Since May 2016		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer			Services, LLC (2008-present).
Year of Birth: 1981

Douglas Schafer	Vice President and	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Assistant	Since May 2016		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer			Services, LLC (2002-present).
Year of Birth: 1970

**	Prior to November 13, 2018, James R. Arnold served as President and Principal Executive Officer of the Trust and Brian R. Wiedmeyer served as Treasurer and Principal Financial Officer of the Trust.

ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND	Additional Information (unaudited) (continued)

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AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice (unaudited)	ANNUAL REPORT 2018 — CSCAX COVE STREET CAPITAL SMALL CAP VALUE FUND

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The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

INVESTMENT ADVISER
Cove Street Capital, LLC
2101 East El Segundo Boulevard, Suite 302
El Segundo, CA  90245

CUSTODIAN
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

ADMINISTRATOR, FUND
ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2018 and September 30, 2017, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$13,500	$13,500
Audit-Related Fees	$3,250	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 10, 2018

By (Signature and Title)      /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    December 10, 2018